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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements Files No. 33-66672, No. 33-66674, No. 33-47390, No. 33-96848, No. 333-10923 and No. 333-10925.



                                              /s/ Arthur Andersen LLP
                                              -------------------------
                                              ARTHUR ANDERSEN LLP





San Diego, California
March 14, 1997